                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JULY 3, 2003
                                  ------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                EQUITY INNS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Tennessee                     01-12073                  62-1550848
    ---------------------          ------------------          ---------------
(State or Other Jurisdiction      (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Currently, Equity Inns, Inc. (the "Company") has contracts to sell its Holiday Inn Express hotel in Wilkesboro, North Carolina and its Hampton Inn hotel in Jacksonville, Florida. The Company expects the sale of these two hotels to close by the end of 2003. In addition, the Company has listed two additional hotels for sale with brokers. In connection with the sale of these four hotels, the Company expects to record impairment charges aggregating approximately $3.6 million for the second quarter of 2003.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY INNS, INC.



July 3, 2003                              /s/ Donald H. Dempsey
                                          -----------------------------------
                                          Donald H. Dempsey
                                          Executive Vice President, Secretary,
                                          Treasurer and Chief Financial Officer



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